SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report SEPTEMBER 28, 1998



                           THE SPORTS AUTHORITY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                Delaware                    1-13426             36-3511120
   -------------------------------          -------         ------------------
   (State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                           Identification No.)

3383 N. State Road 7, Ft. Lauderdale, Florida                      33319
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   (Address of principal executive offices)                      (Zip Code)

                                 (954) 735-1701
                             ----------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On September 28, 1998, the Company and Richard J. Lynch, Jr. mutually agreed that Mr. Lynch will no longer be employed as the Company's President & Chief Operating Officer. Additionally, Mr. Lynch has resigned from the Company's Board of Directors. The news release is attached hereto as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) The following exhibits are filed with this report:

         99    News Release, dated September 28, 1998.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE SPORTS AUTHORITY, INC.



Date:  September 28, 1998             By:       /S/ ANTHONY F. CRUDELE
                                                ----------------------
                                                Anthony F. Crudele
                                                Senior Vice President and
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT
-------

99       News Release dated September 28, 1998.



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